Exhibit 10.5
INCREMENTAL FACILITY AMENDMENT NO. 4

To:	Citicorp North America, Inc. as Administrative Agent under the Credit Agreement referred to below

Dated:	September 8, 2006
          Reference is hereby made to the Credit Agreement dated as of April 15, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among LAKERS HOLDING CORP. (now known as LIFEPOINT HOSPITALS, INC.), a Delaware corporation (“Borrower”), the financial institutions listed on Schedule 2.01 thereto, as such Schedule may from time to time be supplemented and amended (the “Lenders”), CITICORP NORTH AMERICA, INC., as administrative agent for the lenders, CIBC WORLD MARKETS CORP., BANK OF AMERICA, N.A., UBS SECURITIES LLC AND SUNTRUST BANK, as co-syndication agents, and CITIGROUP GLOBAL MARKETS INC., as sole lead arranger and sole bookrunner. Terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.
          WHEREAS, pursuant to Section 2.21 of the Credit Agreement, Borrower may from time to time request Incremental Revolving Loans and related Incremental Revolving Loan Commitments in an aggregate amount not to exceed $100,000,000, subject to the terms and conditions set forth therein;
          WHEREAS, the lenders identified on the signature pages attached hereto (the “Incremental Revolving Lenders”) have agreed, subject to the terms and conditions set forth herein and in the Credit Agreement, to make Incremental Revolving Loans and provide related Incremental Revolving Loan Commitments to Borrower in an aggregate amount of up to $50,000,000 (with each such Incremental Revolving Lender’s several Incremental Revolving Loan Commitment set forth on its signature page hereto), the proceeds of which will be used for general corporate purposes (including to finance Permitted Acquisitions); and
          WHEREAS, pursuant to Section 2.21 of the Credit Agreement, Borrower and the Administrative Agent may enter into an Incremental Facility Amendment without the consent of any other Lenders to effect such amendments to the Credit Agreement as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of Section 2.21 of the Credit Agreement.
          NOW, THEREFORE:
          SECTION 1. Incremental Amendment.
          (a) This amendment (this “Incremental Facility Amendment”) is an Incremental Facility Amendment referred to in Section 2.21 of the Credit Agreement, and Borrower and the Incremental Revolving Lenders hereby agree and notify you that:
     (i) the total aggregate Incremental Revolving Loan Commitments of the Incremental Revolving Lenders is $50,000,000 and the several Incremental Revolving Loan

Commitment of each Incremental Revolving Lender is set forth on its signature page hereto; and
     (ii) subject to the satisfaction of the conditions to Borrowing under Section 4.02 of the Credit Agreement and to the satisfaction of the conditions set forth in clauses (A) through (C) below, the funding of the Incremental Revolving Loans may occur from time to time upon Borrower’s request in accordance with Sections 2.02 and 4.02 of the Credit Agreement. Incremental Revolving Loans that are repaid or prepaid may be reborrowed.
     (A) no Default shall exist or would exist after giving effect to the making of the Incremental Revolving Loans and the use of proceeds therefrom;
     (B) after giving effect to the making of the Incremental Revolving Loans and the use of proceeds therefrom, Borrower would be in compliance with the Financial Covenants on a pro forma basis on such date and for the most recent fiscal quarter for which financial statements have been delivered in accordance with Section 5.01 of the Credit Agreement after giving effect on a pro forma basis to any related adjustment events, including any acquisitions or dispositions after the beginning of the relevant calculation period but prior to or simultaneous with the borrowing of such Incremental Revolving Loans; and
     (C) Borrower shall have delivered to the Administrative Agent and Incremental Revolving Lenders the officer’s certificate, dated the date of borrowing, required by Section 2.21(b) of the Credit Agreement and also certifying as of the date of borrowing to clauses (A) and (B) above.
          (b) Each of the Incremental Revolving Lenders and Borrower hereby agrees that the Incremental Revolving Loans made pursuant to this Incremental Facility Amendment will be Revolving Loans and any lender with an outstanding Incremental Revolving Loan will be a Revolving Lender, in each case for any and all purposes under the Credit Agreement and (A) shall rank pari passu in right of payment and right of security in respect of the Collateral with the existing Revolving Loans and (B) shall have the same terms as Revolving Loans existing immediately prior to the effectiveness of this Incremental Facility Amendment.
          (c) Borrower covenants and agrees that the proceeds of the Incremental Revolving Loan shall be used by Borrower for general corporate purposes (including to finance Permitted Acquisitions).
          SECTION 2. Representations, Warranties and Covenants. The Loan Parties represent, warrant and covenant to the Administrative Agent and to the Incremental Revolving Lenders that:
     (a) this Incremental Facility Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against such Loan Party in accordance with its terms;

     (b) after giving effect to this Incremental Facility Amendment, the representations and warranties set forth in Article III of the Credit Agreement and the other Loan Documents will be true and correct with the same effect as if made on and as of the date hereof (unless expressly stated to relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and
     (c) each of the conditions to requesting Incremental Revolving Loans set forth in clause (a) of Section 2.21 of the Credit Agreement is satisfied on the date of entering into this Incremental Facility Amendment and will be satisfied on the dates of borrowing of the Incremental Revolving Loans, as applicable.
          SECTION 3. Conditions to Effectiveness. This Incremental Amendment shall become effective when:
     (a) the Administrative Agent shall have received counterparts of this Incremental Facility Amendment that, when taken together, bear the signatures of each Loan Party party hereto and the Incremental Revolving Lenders;
     (b) the representations and warranties set forth in Section 2 hereof are true and correct (as set forth on an officer’s certificate delivered to the Administrative Agent and the Incremental Revolving Lenders); and
     (c) all fees and expenses required to be paid or reimbursed by Borrower pursuant to the Credit Agreement, including all invoiced fees and expenses of counsel to the Administrative Agent and Incremental Revolving Lenders shall have been paid or reimbursed, on or prior to effectiveness as applicable.
          SECTION 4. Roles. Citigroup Global Markets Inc. shall act in the capacity as Sole Lead Arranger and Sole Bookrunner with respect to this Incremental Facility Amendment, but in such capacities shall not have any obligations, duties or responsibilities, nor shall incur any liabilities, under this Incremental Facility Amendment or any other Loan Document.
          SECTION 5. Applicable Law. THIS INCREMENTAL FACILITY AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. SECTION 9.11 OF THE CREDIT AGREEMENT SHALL APPLY TO THIS INCREMENTAL FACILITY AMENDMENT.
          SECTION 6. Credit Agreement; Loan Document. Except as expressly set forth herein, this Incremental Facility Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. For the avoidance of doubt, this Incremental Facility Amendment shall be deemed to be a “Loan Document” within the meaning of the Credit Agreement.

          SECTION 7. Counterparts. This Incremental Facility Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Incremental Facility Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Incremental Facility Amendment.
[Signature Page Follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Incremental Facility Amendment No. 4 to be duly executed by their authorized officers as of the date set forth above.

LIFEPOINT HOSPITALS, INC.

By:	/s/ Michael J. Culotta

	Name:	Michael J. Culotta
	Title:	Chief Financial Officer

EACH OF THE SUBSIDIARIES LISTED
ON SCHEDULE I HERETO (other than LifePoint
Asset Management Company, Inc.)

By:	/s/ Mary Kim E. Shipp

	Name:	Mary Kim E. Shipp
	Title:	Authorized Signatory

LIFEPOINT ASSET MANAGEMENT COMPANY, INC.

By:	/s/ Mary Kim E. Shipp

	Name:	Mary Kim E. Shipp
	Title:	Authorized Signatory
[Incremental Facility Amendment]

CONSENTED TO:

CITICORP NORTH AMERICA, INC.,
as Administrative Agent

By:	/s/ C. Conway

	Name:	C. Conway
	Title:	Director

CITICORP GLOBAL MARKETS, INC.,
as Lead Arranger

By:	/s/ C. Conway

	Name:	C. Conway
	Title:	Director
[Incremental Facility Amendment]

BANK OF AMERICA, N.A.,
as an Incremental Revolving Lender

By:	/s/ B. Kenneth Burton, Jr.

	Name:	B. Kenneth Burton, Jr.
	Title:	Vice President

Total amount of Incremental Revolving
Loan Commitment:

$6,032,483.00
[Incremental Facility Amendment]

CIBC INC.,
as an Incremental Revolving Lender

By:	/s/ Doug Cornett

	Name:	Doug Cornett
	Title:	Authorized Signatory

Total amount of Incremental Revolving
Loan Commitment:

$3,712,297.00
[Incremental Facility Amendment]

COMMERZBANK AG, NEW YORK AND
GRAND CAYMAN BRANCHES,
as an Incremental Revolving Lender

By:	/s/ Edward C. A. Forsberg, Jr.

	Name:	Edward C. A. Forsberg, Jr.
	Title:	SVP & Manager

By:	/s/ Nivedita Persaud

	Name:	Nivedita Persaud
	Title:	Vice President

Total amount of Incremental Revolving
Loan Commitment:

$4,060,325.00
[Incremental Facility Amendment]

FIFTH THIRD BANK, N.A.,
as an Incremental Revolving Lender

By:	/s/ Sandy Hamrick

	Name:	Sandy Hamrick
	Title:	VP

Total amount of Incremental Revolving
Loan Commitment:

$8,700,696.06
[Incremental Facility Amendment]

KEYBANK NATIONAL ASSOCIATION,
as an Incremental Revolving Lender

By:	/s/ J. T. Taylor

	Name:	J. T. Taylor
	Title:	Senior Vice President

Total amount of Incremental Revolving
Loan Commitment:

$4,640,371.00
[Incremental Facility Amendment]

NATIONAL CITY BANK,
as an Incremental Revolving Lender

By:	/s/ Deroy Scott

	Name:	Deroy Scott
	Title:	Senior Vice President

Total amount of Incremental Revolving
Loan Commitment:

$4,640,371.00
[Incremental Facility Amendment]

SOVEREIGN BANK,
as an Incremental Revolving Lender

By:	/s/ Vicki A. Woodard

	Name:	Vicki A. Woodard
	Title:	Sr. Vice President

Total amount of Incremental Revolving
Loan Commitment:

$4,060,325.00
[Incremental Facility Amendment]

SUNTRUST BANK,
as an Incremental Revolving Lender

By:	/s/ Mark D. Mattson

	Name:	Mark D. Mattson
	Title:	Managing Director

Total amount of Incremental Revolving
Loan Commitment:

$6,032,483.00
[Incremental Facility Amendment]

REGIONS BANK,
as an Incremental Revolving Lender

By:	/s/ Carol S. Geraghty

	Name:	Carol S. Geraghty
	Title:	Senior Vice President

Total amount of Incremental Revolving
Loan Commitment:

$3,480,278.00
[Incremental Facility Amendment]

U.S. BANK, NATIONAL ASSOCIATION,
as an Incremental Revolving Lender

By:	/s/ S. W. Choppin

	Name:	S. W. Choppin
	Title:	Senior Vice President

Total amount of Incremental Revolving
Loan Commitment:

$4,640,371.00
[Incremental Facility Amendment]

SCHEDULE I
to Incremental
Facility Amendment
Guarantors
Name
America Management Companies, LLC
AMG-Crockett, LLC
AMG-Hilcrest, LLC
AMG-Hillside, LLC
AMG-Livingston, LLC
AMG-Logan, LLC
AMG-Southern Tennessee, LLC
AMG-Trinity, LLC
Ashland Physician Services, LLC
Ashley Valley Medical Center, LLC
Ashley Valley Physician Practice, LLC
Athens Physician Practice, LLC
Athens Regional Medical Center, LLC
Barrow Medical Center, LLC
Bartow General Partner, LLC
Bartow Healthcare System, Ltd.
Bartow Memorial Limited Partner, LLC
Bourbon Community Hospital, LLC
Bourbon Physician Practice, LLC
Brim Hospitals, Inc.
Buffalo Trace Radiation Oncology Associates, LLC
Care Health Company, Inc.
Castleview Hospital, LLC
Castleview Medical, LLC
Castleview Physician Practice, LLC
Charleston Hospital, Inc.
Clinch Valley Endocrinology, LLC
Clinch Valley Pulmonology, LLC
Clinch Valley Urology, LLC
Coastal Carolina Physician Practices, LLC
Colorado Plains Physician Practices, LLC
Community Hospital of Andalusia, Inc
Community Medical, LLC
Crockett Hospital, LLC
Crockett PHO, LLC
Danville Diagnostic Imaging Center, LLC
Danville Physician Practices, LLC
Danville Regional Medical Center, LLC

Danville Regional Medical Center School of Health Professions, LLC
Dodge City Healthcare Group, LP
Dodge City Healthcare Partner, Inc
Eunice Community Medical Center, LLC
Galen-Med Inc.
Georgetown Community Hospital, LLC
Georgetown Rehabilitation, LLC
Guyan Valley Hospital, LLC
Halstead Hospital, LLC
HCK Logan Memorial, LLC
HDP Andalusia, LLC
HDP Georgetown, LLC
Hillside Hospital, LLC
Historic LifePoint Hospitals, Inc.
HRMC, LLC
HST Physician Practice, LLC
HTI Georgetown, LLC
HTI PineLake, LLC
Integrated Physician Services, LLC
Kansas Healthcare Management Company, Inc.
Kansas Healthcare Management Services, LLC
Kentucky Hospital, LLC
Kentucky Medserv, LLC
Kentucky MSO, LLC
Kentucky Physician Services, Inc
Lake Cumberland Regional Hospital, LLC
Lake Cumberland Regional Physician Hospital Organization, LLC
Lakeland Community Hospital, LLC
Lakeland Physician Practices, LLC
Lander Valley Medical Center, LLC
Lander Valley Physician Practices, LLC
Las Cruces Physician Practices, LLC
LHSC, LLC
LifePoint Acquisition Corp.
LifePoint Asset Management Company, Inc.
LifePoint Billing Services, LLC
LifePoint Corporate Services, General Partnership
LifePoint CSGP, LLC
LifePoint CSLP, LLC
LifePoint Holdings 2, LLC
Lifepoint Holdings 3, Inc.
LifePoint Hospitals Holdings, Inc.
LifePoint Medical Group — Hillside, Inc
LifePoint of GAGP, LLC
LifePoint of Georgia, Limited Partnership
LifePoint of Kentucky, LLC

LifePoint of Lake Cumberland, LLC
LifePoint RC, Inc.
LifePoint VA Holdings, Inc.
LifePoint WV Holdings, Inc.
LifePoint WV Limited Partner, LLC
Livingston Regional Hospital, LLC
Logan General Hospital, LLC
Logan Healthcare Partner, LLC
Logan Medical, LLC
Logan Memorial Hospital, LLC
Logan Physician Practice, LLC
Los Alamos Physician Practices, LLC
Martinsville Physician Practices, LLC
Meadowview Physician Practice, LLC
Meadowview Regional Medical Center, LLC
Meadowview Rights, LLC
Mexia Principal Healthcare Limited Partnership
Mexia-Principal, Inc.
Northwest Medical Center-Winfield, LLC
NWMC-Winfield Physician Practices, LLC
Opelousas Imaging Center Partner, LLC
Orthopedics of Southwest Virginia, LLC
Outpatient Services, Inc.
Palestine-Principal G.P., Inc.
PHC-Ashland. L.P.
PHC-Aviation, Inc.
PHC-Belle Glade, Inc.
PHC-Charlestown, L.P.
PHC-Cleveland, Inc.
PHC-Doctors’ Hospital, Inc.
PHC-Elko, Inc.
PHC-Eunice, Inc.
PHC-Fort Mohave, Inc.
PHC-Fort Morgan, Inc.
PHC-Hospitals, LLC
PHC-Indiana, Inc.
PHC-Jasper, Inc.
PHC-Knox, Inc.
PHC-Lake Havasu, Inc.
PHC-Lakewood, Inc.
PHC-Las Cruces, Inc.
PHC-Los Alamos, Inc.
PHC-Louisiana, Inc.
PHC-Martinsville, Inc.
PHC-Minden G.P., Inc.
PHC-Minden, L.P.

PHC-Morgan City, L.P.
PHC-Morgan Lake, Inc.
PHC-Opelousas, L.P.
PHC-Palestine, Inc.
PHC-Selma, LLC
PHC-Tennessee, Inc.
PineLake Physician Practice, LLC
PineLake Regional Hospital, LLC
Poitras Practice, LLC
PRHC-Alabama, LLC
PRHC-Ennis G.P., Inc.
PRHC-Ennis, L.P.
Principal Hospital Company of Nevada, Inc.
Principal Knox, L.L.C.
Principal Knox, L.P.
Principal-Needles, Inc.
Province Healthcare Company
Putnam Ambulatory Surgery Center, LLC
Putnam Community Medical Center, LLC
R. Kendall Brown Practice, LLC
Raleigh General Hospital, LLC
River Parishes Holdings, LLC
River Parishes Hospital, LLC
River Parishes Partner, LLC
River Parishes Physician Practice, LLC
Riverton Memorial Hospital, LLC
Riverton Physician Practices, LLC
Riverview Medical Center, LLC
Russellville Hospital, LLC
Russellville Physician Practices, LLC
Select Healthcare, LLC
Selma Diagnostic Imaging, LLC
Siletchnik Practice, LLC
S.J. Ventures Properties, Limited Partnership
Smith County Memorial Hospital, LLC
Somerset Surgery Partner, LLC
Southern Tennessee EMS, LLC
Southern Tennessee Medical Center, LLC
Southern Tennessee PHO, LLC
Springhill Medical Center, LLC
Spring View Hospital, LLC
Spring View Physician Practices, LLC
St. Francis Surgery Center, L.P.
St. Joseph’s Healthcare System, Limited Partnership
Surgicare of Charleston, Inc.
The MRI Center of Northwest Alabama, LLC

THM Physician Practice, LLC
Ville Platte Medical Center, LLC
Western Plains Regional Hospital, LLC
West Virginia Management Services Organization, Inc.
Woodford Hospital, LLC
Wyoming Holdings, LLC
Wythe County Community Hospital, LLC
Wythe County Physician Practices, LLC
Zone, Incorporated